CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND




Individual Shares
Institutional Service Shares

ANNUAL REPORT

DECEMBER 31, 2002

CATHOLIC VALUES INVESTMENT TRUST
-----------------------------------

     The Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board (the "Board"). This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, the Catholic Values Investment Trust Equity Fund (the "Fund"), is currently available.

     Wright Investors' Service, Inc. ("Wright"), the fund's investment adviser, selects securities based on investment criteria. These selections are reviewed by the Catholic Advisory Board whose members are guided by the magisterium of the Catholic Church and who seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria. The board continually monitors the portfolio and when a company violates core Catholic teachings, the board directs Wright to remove it from the portfolio.

TABLE OF CONTENTS
-------------------
                                                                        Page

     Letter to Shareholders.............................................. 1
     Performance Summaries............................................... 2
     Management Discussion............................................... 3

     Catholic Values Investment Trust Equity Fund

         Portfolio of Investments........................................ 5
         Statement of Assets and Liabilities............................. 7
         Statement of Operations......................................... 8
         Statements of Changes in Net Assets............................. 9
         Financial Highlights............................................10
         Notes to Financial Statements...................................15
         Independent Auditors' Report....................................18
         Management and Organization.....................................19

LETTER TO SHAREHOLDERS
------------------------
                                                           January 2003

Dear Shareholders:

     The Catholic Values Investment Trust Equity Fund (CVIT) opened on May 1, 1997. The fund invests for long-term growth of capital and to minimize risk. It pursues these objectives by investing in a broadly diversified portfolio of well-established U.S. companies which meet strict financial quality standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     All investments are in U.S. securities. The Catholic Advisory Board reviews the fund's investments to assure consistency with Catholic values and teachings. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this Board must exercise both wisdom and caution in reviewing each company to assure that the investment conforms to the fund's objectives.

     The Catholic Advisory Board is comprised of six lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The Board members are:

         Alfred E. Smith IV,Chairman,Managing Director,Hunter Specialists, LLC

         Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

         Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

         Thomas P. Melady, Former U.S. Ambassador to the Holy See,
         Uganda and Burundi, President Emeritus of Sacred Heart University

         Walter R. Miller, Executive Director, Wright Investors' Service

         William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     Wright Investors' Service, Inc., the fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in Wright's opinion, soundly financed with established records of earnings profitability and equity growth. Selections are reviewed by the Catholic Advisory Board to assure that each issuer complies with Catholic teachings and doctrine. When a company is found not to be in compliance with core teachings, it is not purchased. Purchased companies found to be noncompliant are sold.

     Thus, there is continuous dialogue, information input, review, and evaluation. Independent thinking and independent information provide input and assures that the fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. In this way, your fund combines Catholic values with investment values.

     The fund website, www.catholicinvestment.com, contains information about your fund, including a recent list of portfolio holdings. You may also, after following security protection procedures, access your account.

                                                    Sincerely,

                                                    /s/Walter R. Miller
                                                    ----------------------
                                                    Walter R. Miller, Ph.D.
                                                    Executive Director

PERFORMANCE SUMMARIES
--------------------------

  Catholic Values Investment Trust Equity Fund-- Individual Shares Growth of $10,000 Invested 6/1/97* Through 12/31/02

                                                      Average Annual Total Return
                                                    Last 1 Yr  Lst 5 Yrs  Since Incep.*
--------------------------------------------------------------------------------------------------

         CVIT
          - Return before taxes                      -23.71%    -7.56%      -3.77%
          - Return after taxes on distributions      -23.71%    -7.56%      -4.06%
          - Return after taxes on distributions
            and sales of fund shares                 -23.71%    -7.56%      -4.06%

         S&P 500                                     -22.10%    -0.59%       2.08%


 The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST-Standard Share Class on 6/1/97 would have grown to $10,416 by December 31, 2002.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values
             Investment Trust         S&P 500

05/31/97        $10,000               $10,000

12/31/97        $11,776               $11,553
12/31/98        $11,672               $14,855
12/31/99        $13,744               $17,981
12/31/00        $12,415               $16,343
12/31/01        $10,650               $14,401
12/31/02        $ 8,161               $11,218
-------------------------------------------------------------------------------
  Catholic Values Investment Trust Equity Fund-- Institutional Service Shares Growth of $10,000 Invested 6/1/97* Through 12/31/02

                                                   Average Annual Total Return
                                                  Last 1 Yr  Lst 5 Yrs Since Incep.*
-------------------------------------------------------------------------------------------
         CVIT

          - Return before taxes                     -23.37%    -7.06%     -3.29%
          - Return after taxes on distributions     -23.37%    -7.07%     -3.61%
          - Return after taxes on distributions and
            sales of fund shares                    -23.37%    -7.07%     -3.61%

         S&P 500                                    -22.10%    -0.59%      2.08%

 The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST-Institutional Service Share Class on 6/1/97 would have grown to $10,650 by December 31, 2002.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Catholic Values
                Investment Trust          S&P 500

05/31/97           $10,000                $10,000

12/31/97           $11,770                $11,553
12/31/98           $11,616                $14,855
12/31/99           $13,580                $17,981
12/31/00           $12,201                $16,343
12/31/01           $10,416                $14,401
12/31/02           $ 7,946                $11,218

-------------------------------------------------------------------------------
     NOTES: The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     * The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages. The S&P 500 reflects no deductions for fees, expenses or taxes. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

MANAGEMENT DISCUSSION

For the second year in a row, a dismal year for stocks has ended with a fourth-quarter rally. The final quarter of 2002 saw stocks move up for two months after hitting bear market lows on October 9, with stocks giving back some of their gains in the last weeks of the quarter. The Dow Jones Industrials closed the year up 14% from its low, while the S&P 500 recovered 13%, and the Nasdaq Composite gained 22%. For the quarter as a whole, price gains ranged from about 5% for the S&P SmallCaps and MidCaps to 8% for the S&P 500 to 18% for the Nasdaq 100. All S&P 500 sectors rose for the quarter, but the rally was built on rising technology and telecom stocks. To some extent, the move off October's rally can be called a "rubbish rally," reflecting the gains in low-priced, low-quality issues, which appear to have attracted the interest of turn-around speculators. The MSCI world ex U.S. price index rose about 6% in dollar terms in the fourth quarter but lost 17% for the year compared to a decline of 23% for the S&P 500.

The market seemed to maintain a cautious tone even as stocks were rising in Q4. The lower quality that was generally characteristic of the stocks leading the rally may have contributed to doubts about its staying power. Also, the economy seemed to be slowing after the third quarter's 4.0% growth rate. For a while this past fall there were even some deflation fears in the air. The prospect of war with Iraq, a new threat from North Korea and a strike in Venezuela that sent oil prices to two-year highs all worried investors.

And yet investors found reasons to buy stocks in the quarter, among them the prospect of an improving economy in 2003. The Republicans' success in November raised hopes for a fiscal stimulus plan (which was, in fact, announced in early January) to augment the Fed's monetary stimulation. There was also a sense that the worst of the corporate scandals that sapped investor confidence in 2002 was behind us. Also, valuations favored stocks over bonds by the biggest margin in years; investors may have come around to the view that equity valuations finally were discounting the risky environment.

The new year got off to a strong start in the equities market. The investment environment is not without risk, but we see a good chance that the improved investor confidence needed for a more constructive stock market environment in 2003 will develop. The economy is embarking on its second year of expansion, and this should have a beneficial effect on corporate profits. The elimination of the tax on dividends, proposed by the Administration, is likely to survive on a scaled-back basis, which could be enough to boost stock prices. We expect stocks to break their losing streak this year, with returns on the order of 10%, maybe higher if some of the so-called exogenous factors break positively. But investors should remember that P/E's are still high in absolute terms (although low in relation to bond yields) and are more likely to contract than expand going forward. In this climate, returns to equities will have to be earned, so investors expecting a resumption of 1990s-like performance from the stock market are likely to be disappointed.

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND


The Catholic Values Investment Trust Equity Fund (CVIT) experienced a total return of minus 23.71% in the Individual class and a minus 23.37% in the Institutional Service class, compared to the 22.10% decline in the Standard & Poor's 500 Index.

Fund results for the year benefited from stock selection in the Consumer Discretionary and Industrials sectors, where the weightings finished at 10.6% and 11.4%, respectively. Stocks in the Health Care area were another source of value added during the last six months. Detracting from the Fund's returns was the laggard action of some stocks in the Materials and Utilities sectors. Among the big contributors over this period were Boston Scientific, Nextel and Stryker. Going forward, the number of issues held in the Fund will remain stable. The Fund is positioning itself to take advantage of the slowly developing economic recovery.

At December 31, 2002, the Fund's holdings averaged a P/E of 21.6 times latest 12 months' earnings, slightly below the S&P 500's 22.4 P/E.

PORTFOLIO OF INVESTMENTS

December 31, 2002

                              Shares      Value
------------------------------------------------------------------------------

   EQUITY INVESTMENTS -- 98.2%

AUTOMOBILES & COMPONENTS 2.1%
General Motors Corp........    1,365  $     50,314
Johnson Controls...........    1,065        85,381
                                      ------------
                                      $    135,695
                                      ------------


BANKS -- 10.2%
Bank of America Corp.......    4,780  $    332,544
Bank One Corp..............    3,780       138,158
Charter One Finl Inc.......    2,202        63,263
Wells Fargo Company........    2,740       128,424
                                      ------------
                                      $    662,389
                                      ------------



CAPITAL GOODS -- 7.2%
3M Co......................    1,290  $    159,057
Fortune Brands Inc.........      650        30,232
General Electric Co........    7,535       183,477
Illinois Tool Works........      650        42,159
ITT Industries Inc.........      925        56,138
                                      ------------
                                      $    471,063
                                      ------------



COMMERCIAL SERVICES & SUPPLIES-- 1.6%
Avery Dennison Corp........      850  $     51,918
Moody's Corp...............    1,290        53,264
                                      ------------
                                      $    105,182
                                      ------------



COMMUNICATIONS EQUIPMENT-- 2.1%
Cisco System Inc.*.........    7,485  $     98,054
Motorola Inc...............    4,080        35,292
                                      ------------
                                      $    133,346
                                      ------------



COMPUTERS & PERIPHERALS-- 2.0%
Dell Computer Corp*........    4,970  $    132,897
                                      ------------



CONSUMER DURABLES & APPAREL-- 1.3%
KB Home....................      675  $     28,924
Newell Rubbermaid Inc......    1,890        57,324
                                      ------------
                                      $     86,248
                                      ------------

DIVERSIFIED FINANCIALS -- 6.9%
Bear Stearns Companies Inc.    1,090  $     64,746
Citigroup Inc..............    4,055       142,695
Countrywide Financial Corp.      950        49,068
SLM Corp...................      925        96,071
Simon Property Group Inc...    1,290        43,950
H&R Block Inc..............    1,290        51,858
                                      ------------
                                      $    448,388
                                      ------------


ELECTRONIC  EQUIP & INSTRUMENTS-- 0.5%
Jabil Circuit Inc*.........    1,715  $     30,733
                                      ------------


ENERGY -- 7.6%
Amerada Hess Corp..........      550  $     30,278
Apache Corporation.........    1,390        79,216
BJ Services Co*............    1,140        36,833
Exxon Mobil Corp...........    6,948       242,762
Noble Corp*................      950        33,393
Occidental Petroleum.......    2,490        70,841
                                      ------------
                                      $    493,323
                                      ------------


FOOD & DRUG RETAILING -- 2.6%
Sysco Corp.................     1,615 $     48,111
Walgreen...................     4,080      119,095
                                      ------------
                                      $    167,206
                                      ------------


FOOD, BEVERAGE & TOBACCO-- 4.7%
Coca Cola Co...............     3,155 $    138,252
Con Agra Inc...............     2,890       72,279
Wrigley Wm. Jr. Co.........     1,740       95,491
                                      ------------
                                      $    306,022
                                      ------------



HEALTH CARE EQUIP. & SERVICES-- 8.5%
Boston Scientific Corp.....    2,790  $    118,631
Medtronic Inc..............    4,530       206,567
St Jude Medical............    2,040        81,029
Stryker Corp...............    1,090        73,161
Zimmer Holdings Inc*.......    1,740        72,245
                                      ------------
                                      $    551,633
                                      ------------


HOUSEHOLD & PERSONAL PRODUCTS-- 3.8%
Clorox Company.............      775  $     31,969
Gillette Co................     1,265       38,405
Procter & Gamble...........     2,090      179,614
                                      ------------
                                      $    249,988
                                      ------------


INSURANCE -- 5.2%
Aflac  Inc.................    2,740  $     82,529
Allstate Corp..............    1,940        71,761
Amer Intl Group Inc........    2,265       131,030
Marsh & McLennan Cos.......    1,090        50,369
                                      ------------
                                      $    335,689
                                      ------------


MATERIALS -- 3.9%
Air Products & Chemicals...      750  $     32,063
Ball Corporation...........      650        33,274
Bemis Company Inc..........      550        27,297
Great Lakes Chem...........      400         9,552
Int'l. Flavor Fragrances...      975        34,223
International Paper Co.....    1,340        46,860
PPG Industries.............      500        25,075
Sigma-Aldrich..............      650        31,655
Worthington Industries.....    1,040        15,850
                                      ------------
                                      $    255,849
                                      ------------


MEDIA -- 0.5%
Clear Channel Comm*........      875  $     32,629
                                      ------------



PHARMACEUTICALS & BIOTECHNOLOGY-- 1.0%
Allergan Inc...............    1,115  $     64,246
                                      ------------



RETAILING -- 6.1%
Autozone Inc*..............      775  $     54,754
Bed Bath & Beyond Inc*.....    1,365        47,133
Ebay Inc*..................      725        49,170
Kohl's Corp*...............    1,165        65,182
Lowes Cos Inc..............    2,540        95,250
Target Corp................    1,690        50,700
TJX Companies Inc..........    1,615        31,525
                                      ------------
                                      $    393,714
                                      ------------



SEMICONDUCTOR EQUIP. & PRODUCTS-- 1.8%
Intel Corporation..........    7,685  $    119,655
                                      ------------


SOFTWARE & SERVICES -- 8.7%
Int'l. Business Machines...    1,415  $    109,663
Intuit Inc*................    1,615        75,776
Microsoft Corp.............    5,870       303,478
Oracle Corp*...............    3,980        42,984
Yahoo! Inc*................    2,240        36,624
                                      ------------
                                      $    568,525
                                      ------------



TELECOMMUNICATION SERVICES-- 4.1%
Alltel Corp................    1,140  $     58,140
Nextel Comm*...............    4,180        48,279
Verizon Communications.....    4,180       161,975
                                      ------------
                                      $    268,394
                                      ------------



TRANSPORTATION -- 2.9%
Union Pacific Corp.........    1,765  $    105,671
United Parcel Service......    1,290        81,373
                                      ------------
                                      $    187,044
                                      ------------



UTILITIES -- 2.9%
Consolidated Edison Inc....    1,215  $     52,026
DTE Energy Company.........    1,090        50,576
Southern Company...........    3,105        88,151
                                      ------------
                                      $    190,753
                                      ------------

TOTAL EQUITY INVESTMENTS - 98.2%
  (identified cost, $6,841,609)       $  6,390,611
                                      ------------

OTHER ASSETS,
  LESS LIABILITIES - 1.8%                  115,806
                                      ------------

NET ASSETS - 100%                     $  6,506,417
                                      =============




* Non-income-producing security.

See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------

                                                           December 31, 2002
------------------------------------------------------------------------------

ASSETS:
     Investments:
       Identified cost.................................    $     6,841,609
       Unrealized depreciation.........................           (450,998)
                                                               ------------
         Total Value (Note 1A).........................    $     6,390,611

     Cash..............................................              9,435
     Receivable for fund shares sold...................              1,688
     Dividends receivable..............................              7,116
     Receivable from investment adviser................            112,284
     Other assets......................................                 10
                                                               ------------
         Total Assets..................................    $     6,521,144
                                                               ------------

LIABILITIES:
     Payable for fund shares reacquired................                274
     Accrued expenses and other liabilities............             14,453
                                                               ------------
         Total Liabilities.............................    $        14,727
                                                               ------------
NET ASSETS.............................................    $     6,506,417
                                                               ============

NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including shares
     issued to shareholders in payment of distributions
     declared), less cost of shares reacquired.........    $      9,683,391
     Accumulated undistributed net realized loss on
     investments (computed on the basis of identified
     cost).............................................          (2,725,976)
     Unrealized depreciation of investments (computed
     on the basis of identified cost)..................            (450,998)
                                                                 ------------

         Net assets applicable to outstanding shares...    $      6,506,417
                                                                 ============
Computation of net asset value, offering and redemption price per share (Note 7):

     Institutional Service shares:
         Net assets....................................    $      3,643,080
                                                                 ===========
         Shares of beneficial interest outstanding.....             442,680
                                                                 ===========
         Net asset value, offering price, and redemption
         price per share of beneficial interest........    $           8.23
                                                                 ===========
     Individual shares:
         Net assets....................................    $      2,863,337
                                                                 ===========
         Shares of beneficial interest outstanding.....             357,531
                                                                 ===========
         Net asset value, offering price, and
         redemption price per share of beneficial interest $           8.01
                                                                 ===========

See notes to financial statements

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

                                                               Year Ended
                                                             December 31, 2002
-------------------------------------------------------------------------------


INVESTMENT INCOME:
         Dividend income.............................    $       124,563
                                                             ------------
              Total investment income................    $       124,563
                                                             ------------

Expenses:
         Investment Adviser fee (Note 2).............    $        63,031
         Advisory Board fee (Note 2).................              4,000
         Administrator fee (Note 2)..................              5,883
         Compensation of Trustees not employees of the
          Investment Adviser or Administrator                     15,500
         Custodian fee -
              Institutional Service shares...........             38,335
              Individual shares......................             29,047
         Registration costs -
              Institutional Service shares ..........             11,298
              Individual shares .....................             12,673
         Distribution expenses -
              Institutional Service shares (Note 3)..             12,551
              Individual shares (Note 3).............             25,380
         Transfer and dividend disbursing agent fees -
              Institutional Service shares...........              6,010
              Individual shares......................              4,489
         Shareholder communications -
              Institutional Service shares...........              2,939
              Individual shares......................             11,478
         Amortization of organization expenses (Note 1B)           1,454
         Auditing expense............................             22,955
         Legal services..............................              6,934
         Printing expense............................              8,841
         Miscellaneous...............................             11,496
                                                              ------------
              Total expenses.........................    $       294,294
                                                              ------------

     Deduct:
         Reduction of investment adviser fee.........    $          (526)
         Reduction of distribution fee (Note 3) -
              Institutional Service shares...........    $       (12,521)
              Individual shares......................            (25,315)
         Allocation of expenses to Investment
          Adviser (Note 2)...........................           (109,500)
         Expense reimbursement (Note 2) -
              Institutional Service shares...........             (1,286)
              Individual shares......................             (1,498)
         Reduction of custodian fee -
              Institutional Service shares...........               (601)
              Individual shares......................               (406)
                                                               ------------
              Total deductions.......................    $       151,653
                                                               ------------
              Net expenses...........................    $       142,641
                                                               ------------
                Net investment loss..................    $       (18,078)
                                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments (identified
      cost basis)....................................    $      (859,102)
     Change in unrealized depreciation of investments         (1,490,156)
                                                              ------------

     Net realized and unrealized loss on investments.    $    (2,349,258)
                                                              ------------

         Net decrease in net assets from operations..    $    (2,367,336)
                                                              ============

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                       Year Ended December 31
                                                       2002              2001
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss......................    $   (18,078)    $   (65,394)
     Net realized loss on investments.........       (859,102)       (710,893)
     Change in unrealized depreciation on
      investments.............................     (1,490,156)     (2,441,206)
                                                  ------------    ------------
       Decrease in net assets from operations.    $(2,367,336)    $(3,217,493)
                                                  ------------    ------------
   Fund share transactions -- Institutional shares:

       Cost of shares reacquired..............    $      --       $(5,173,832)
                                                  ------------     ------------
     Institutional Service shares:
       Proceeds from shares sold..............    $   278,959     $   545,387
       Cost of shares reacquired..............     (1,746,111)     (9,669,295)
                                                   ------------    ------------
       Net decrease in net assets from fund
        share transactions
         - Institutional Service shares.......    $(1,467,152)    $ (9,123,908)
                                                   ------------    ------------
     Individual shares:
       Proceeds from shares sold..............    $   492,544     $    666,614
       Cost of shares reacquired..............       (553,418)        (942,702)
                                                   ------------    ------------
       Net decrease in net assets from fund
        share transactions
         - Individual shares..................    $   (60,874)    $   (276,088)
                                                   ------------    ------------
     Total net decrease from fund share
       transactions (Note 4)..................     (1,528,026)     (14,573,828)
                                                   ------------    ------------
       Net decrease in net assets.............    $(3,895,362)    $(17,791,321)

NET ASSETS:
   At beginning of year.......................     10,401,779       28,193,100
                                                  ------------     ------------

   At end of year.............................    $ 6,506,417     $ 10,401,779
                                                 =============   ==============




See notes to financial statements

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                        Year Ended
                                                     December 31, 2002
-------------------------------------------------------------------------------
                                              Institutional     Individual
                                             Service Shares(4)   Shares(4)
-------------------------------------------------------------------------------


Net asset value, beginning of year             $  10.740         $ 10.500
                                               ---------         ---------
Income from investment operations:
   Net investment loss*                        $  (0.002)        $ (0.045)
   Net realized and unrealized loss               (2.508)          (2.445)
                                                ---------         ---------
     Total loss from investment operations     $  (2.510)        $ (2.490)
                                                ---------         ---------
Net asset value, end of year                   $   8.230         $  8.010
                                               ==========        ==========
Total return(1)                                   (23.37%)         (23.71%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted        $   3,643         $   2,863
   Ratio of net expenses to average
    net assets                                      1.51%            2.00%
   Ratio of net expenses after custodian
    fee reduction to average net assets(3)          1.50%(2)         1.99%(2)
   Ratio of net investment loss to average
    net assets                                     (0.03%)          (0.50%)
   Portfolio turnover rate                           151%             151%

-------------------------------------------------------------------------------

* During the period presented, the distributor of Institutional Service and Individual Shares waived a portion of its fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                       Year Ended
                                                    December 31, 2002
-------------------------------------------------------------------------------
                                              Institutional     Individual
                                            Service Shares(4)    Shares(4)
-------------------------------------------------------------------------------

Net investment loss per share                  $  (0.127)        $ (0.235)
                                               ==========       ==========
Annualized Ratios (as a percentage of
 average net assets):
   Expenses                                         3.10%            4.10%
   Expenses after custodian fee reduction(3)        3.09%            4.09%
   Net investment loss                             (1.62%)          (2.60%)

-------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.50% and 1.99%, respectively.

(3) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(4) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

                                                       Year Ended
                                                     December 31, 2001
-------------------------------------------------------------------------------
                                           Institutional     Individual
                                         Service Shares(3)    Shares(3)
-------------------------------------------------------------------------------

Net asset value, beginning of year          $  12.520         $ 12.300
                                            ---------         ---------
Income from investment operations:
   Net investment loss*                     $  (0.038)        $ (0.093)
   Net realized and unrealized loss            (1.742)          (1.707)
                                            ---------         ---------

     Totalloss from investment operations   $  (1.780)        $ (1.800)
                                            ---------         ---------

Net asset value, end of year                $  10.74          $ 10.50
                                            ==========        ==========
Total return(1)                               (14.22%)         (14.63%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)    $   6,545         $   3,857
   Ratio of net expenses to average
    net assets                                   1.49%(2)          1.99%(2)
   Ratio of net investment loss to
    average net assets                          (0.34%)           (0.86%)
   Portfolio turnover rate                         36%               36%

-------------------------------------------------------------------------------

* During the period presented, the distributor of Individual Shares waived its fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                     Year Ended
                                                  December 31, 2001
-------------------------------------------------------------------------------
                                            Institutional     Individual
                                          Service Shares(3)    Shares(3)
-------------------------------------------------------------------------------

Net investment loss per share              $  (0.131)        $ (0.279)
                                           ==========        ==========
Annualized Ratios (as a percentage
 of average net assets):
   Expenses                                     2.32%            2.82%
   Net investment loss                         (1.17%)          (1.69%)

-------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.50% and 1.99%, respectively.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

                                                        Year Ended
                                                    December 31, 2000
-------------------------------------------------------------------------------
                                              Institutional     Individual
                                            Service Shares(3)    Shares(3)
-------------------------------------------------------------------------------

Net asset value, beginning of year           $  13.860         $ 13.690
                                             ---------         ---------

Income from investment operations:
   Net investment loss*                      $  (0.061)        $ (0.128)
   Net realized and unrealized loss             (1.279)          (1.262)
                                             ---------         ---------
     Total loss from investment operations   $  (1.340)        $ (1.390)
                                             ---------         ---------
Net asset value, end of year                 $  12.520         $ 12.300
                                             ==========        ==========
Total return(1)                                 (9.67%)         (10.15%)

Ratios/Supplemental Data*:

   Net assets, end of year (000 omitted)     $  17,933         $   4,816
   Ratio of net expenses to average
    net assets                                    1.52%             2.02%
   Ratio of net expenses after custodian
    fee reduction to average net assets(2)        1.48%             1.99%
   Ratio of net investment loss to average
    net assets                                   (0.45%)           (0.95%)
   Portfolio turnover rate                          35%               35%
-------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor of Individual Shares waived a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                         Year Ended December 31, 2000
-------------------------------------------------------------------------------
                                        Institutional     Individual
                                      Service Shares(3)    Shares(3)
-------------------------------------------------------------------------------

Net investment loss per share           $  (0.081)        $ (0.150)
                                        ==========        ==========
Annualized Ratios (as a percentag
  of average net assets):
   Expenses                                  1.67%            2.17%
   Expenses after custodian fee
    reduction(2)                             1.63%            2.14%
   Net investment loss                      (0.60%)          (1.11%)

-------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

                                                    Year Ended
                                                   Dec. 31, 1999
-------------------------------------------------------------------------------
                                             Institutional     Individual
                                            Service Shares(3)   Shares(3)
-------------------------------------------------------------------------------

Net asset value, beginning of period           $ 11.790     $ 11.710
                                               ---------    ---------

Income from investment operations:
   Net investment loss*                        $ (0.005)    $ (0.074)
   Net realized and unrealized gain               2.095        2.054
                                               ---------    ---------

     Total income from investment operations   $  2.090     $  1.980
                                               ---------    ---------

Less distributions:
     Dividends from investment income          $  -         $  -
     Distributions from capital gains             -            -
     Return of capital                           (0.020)       -
                                               ---------     ---------

     Total distributions                       $ (0.020)    $  -
                                               ---------     ---------

Net asset value, end of period                 $ 13.860     $ 13.690
                                               ==========   ==========
Total return(1)                                   17.75%       16.91%

Ratios/Supplemental Data*:
   Net assets, end of period (000 omitted)     $ 17,021     $  4,069
   Ratio of net expenses to average
    net assets                                     1.39%        2.00%
   Ratio of net expenses after custodian
    fee reduction to average net assets(2)         1.36%        1.97%
   Ratio of net investment income (loss)
     to average net assets                        (0.04%)      (0.61%)
   Portfolio turnover rate                           94%          94%

-------------------------------------------------------------------------------

* During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                     Year Ended
                                                    Dec. 31, 1999
-------------------------------------------------------------------------------
                                           Institutional      Individual
                                          Service Shares(3)    Shares(3)
-------------------------------------------------------------------------------

Net investment loss per share                  $ (0.063)    $ (0.189)
                                               ==========   ==========
Annualized Ratios (as a percentage
 of average net assets):
   Expenses                                        1.85%        2.95%
   Expenses after custodian fee reduction(2)       1.82%        2.92%
   Net investment loss                            (0.50%)      (1.56%)
-------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

(3) Certain per share amounts are based on average shares outstanding.

See notes to financial statements

                                                  Year Ended
                                               December  31, 1998
-------------------------------------------------------------------------------
                                        Institutional     Individual
                                       Service Shares       Shares
-------------------------------------------------------------------------------

Net asset value, beginning of year      $  11.890         $ 11.870
                                        ---------         ---------

Income (loss) from investment operations:
   Net investment income (loss)*        $   0.003         $ (0.036)
   Net realized and unrealized
    gain (loss)                            (0.097)          (0.118)
                                        ----------        ---------
     Total income (loss) from
      investment operations             $  (0.094)        $ (0.154)
                                        ----------        ---------

   Less distributions:
     Dividends from investment income   $   -             $  -
     Distributions from capital gains      (0.004)          (0.006)
     Return of capital                     (0.002)           -
                                         ---------         ---------

     Total distributions                $  (0.006)        $ (0.006)
                                         ---------         ---------

Net asset value, end of year            $  11.790         $ 11.710
                                        ==========        ==========
Total return(1)                             (0.80%)          (1.30%)

Ratios/Supplemental Data*:
   Net assets, end of year
    (000 omitted)                       $   9,174         $   3,970
   Ratio of net expenses to
     average net assets                      1.49%            1.95%
   Ratio of expenses after
     custodian fee reduction to
     average net assets                      1.42%            1.88%
   Ratio of net investment income
    (loss) to average net assets             0.02%           (0.42%)
   Portfolio turnover rate                     50%              50%

-------------------------------------------------------------------------------

* During the period presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share           $  (0.170)        $ (0.212)
                                         ==========        ==========
Annualized Ratios (as a percentage
  of average net assets):
   Expenses                                  2.64%            4.00%
   Expenses after custodian
    fee reduction(2)                         2.57%            3.93%
   Net investment loss                      (1.13%)          (2.47%)

-------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the fund) (one of the series of the Catholic Values Investment Trust) (CVIT) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates fair value.

     B. Deferred Organization Expenses - Costs incurred by the fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the fund commenced operations.

     C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

     D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gain.

         Paid-In Capital    Undistributed Net Investment Income     Accumulated Net Realized (Gain/Loss)

            ($18,378)                           $18,078                              $300

         Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

         At December 31, 2002, the fund, for federal income tax purposes, had a capital loss carryover of $2,701,484, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

         December 31, 2007..$164,205      December 31, 2009..$1,562,545     December 31, 2010..$974,734

         At December 31, 2002, net capital losses of $2,796 attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the fund's current taxable year.

     E. Distributions - Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     F. Multiple Classes of Shares of Beneficial Interest - The fund offers an Individual Share class and an Institutional Service Share class and, until March 2001, also offered an Institutional Share class. The share classes differ in their respective distribution and service fees and class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Service, Inc. (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate was 0.75%. To reduce the net loss of the fund, $109,500 of expenses were allocated to the investment adviser and the adviser waived $526 of its fee. In addition, the investment adviser agreed to reimburse $1,286 and $1,498 of the Institutional Service share class and Individual share class expenses, respectively. The fund has an independent Catholic Advisory Board which consults with the investment adviser. The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 2002, the effective annual rate was 0.07%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations. Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the fund's average net assets attributable to the Institutional Service shares. To reduce the net loss of the fund, the Principal Underwriter waived a portion of its fee for the year ended December 31, 2002, totaling $37,836 for both the Individual and Institutional Service shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to the Individual shares and the Institutional Service shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 2002, the fund neither accrued nor paid any service fees.

(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                             For the Year Ended           For the Year Ended
                                              December 31, 2002           December 31, 2001
                                           ----------------------        ---------------------
                                         Institutional  Individual *Institutional Institutional  Individual
                                         Service Shares    Shares      Shares     Service Shares   Shares
-------------------------------------------------------------------------------------------------------------

Shares sold                                 31,130      52,706            --         50,559        62,829
Shares reacquired                         (198,012)    (62,681)     (481,251)      (873,231)      (86,908)
                                           --------    --------      --------       --------      --------

Net increase (decrease)                   (166,882)     (9,975)     (481,251)      (822,672)      (24,079)
                                         ==========  ==========    ==========     ==========     ==========

* Share class was fully liquidated on March 22, 2001.

(5)  INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds of sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 2002 were $12,512,937 and $13,920,884, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 2002, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$    6,863,305
                                                                 =========
              Gross unrealized appreciation.................$      265,095
              Gross unrealized depreciation.................      (737,789)
                                                                 ----------

              Net unrealized depreciation...................$     (472,694)
                                                                 ==========

(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. In addition, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees. For the year ended December 31, 2002, $382 of CDSC was paid by shareholders .

(8)  LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowings or allocated fees during the year ended Decembe 31, 2002.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

     To the Trustees and Shareholders of
     Catholic Values Investment Trust Equity Fund:


     We have audited the accompanying statement of assets and liabilities of Catholic Values Investment Trust Equity Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catholic Values Investment Trust Equity Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 7, 2003

MANAGEMENT AND ORGANIZATION (UNAUDITED)
-------------------------------------------------------------------------------

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and principal officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee, officer and member of the Catholic Advisory Board is 255 State Street, Boston, Massachusetts 02109

Definitions:
"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

                                                                                                   Number of
                                         Term                                                      Portfolios in
                         Position(s)     of Office                                                 Fund Complex          Other
Name                     with the        and Length     Principal Occupation(s)                    Overseen          Directorships
and Age                  Trust           of Service*    During Past Five Years                     By Trustee             Held
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Peter M. Donovan**       President       President      Chairman and Chief Executive Officer and           9          Director of
Age   59                 and Trustee     and Trustee    Director of Wright and Winthrop; Chairman                     Wright and
                                         since          of the Investment Committee; Vice                             Winthrop
                                         Inception      President, Treasurer and a Director of WISDI;
                                                        President of 9 funds managed by Wright

------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Dorcas R. Hardy          Trustee         Trustee        President, Dorcas R. Hardy & Associates              9         None
Age   56                                 since          (a public policy and government relations firm)
                                         December,      Spotsylvania, VA; Director, The Options Clearing
                                         1998           Corporation and First Coast Service Options,
                                                        Jacksonville, FL former  Commissioner  of
                                                        Social Security; 1996-1998 - Chairman and
                                                        CEO of  Work Recovery, Inc (an advanced
                                                        rehabilitation technology firm) Tucson, AZ

-----------------------------------------------------------------------------------------------------------------------------------

Leland Miles             Trustee         Trustee        President Emeritus, University of                    9          None
Age   79                                 since          Bridgeport (1987 to present); President
                                         Inception      Emeritus of the International Association
                                                        of University Presidents (1984 to present)

-----------------------------------------------------------------------------------------------------------------------------------

* Trustees and members of the Catholic  Advisory Board serve an indefinite term.
Officers are elected annually.

** Mr. Donovan is an interested person of the Trust because of his positions as Chairman of the Trust, President, Chief Executive Officer and Director of Wright and Winthrop and Vice President, Treasurer and a Director of WISDI


                                                                                                   Number of
                                         Term                                                      Portfolios in
                         Position(s)     of Office                                                 Fund Complex          Other
Name                     with the        and Length     Principal Occupation(s)                    Overseen          Directorships
and Age                  Trust           of Service*    During Past Five Years                     By Trustee             Held
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

H. Day Brigham, Jr.      Vice President  Vice President Director of Wright and Winthrop since
Age 76                   and Secretary   and Secretary  February 1997; Retired Vice President,
                                         since          Chairman of the Management Committee
                                         Inception      and Chief Legal Officer of Eaton Vance
                                                        Corp.; Vice President and Secretary of
                                                        9 funds managed by Wright
-----------------------------------------------------------------------------------------------------------------------------------

Judith R. Corchard       Vice President  Vice President Executive Vice President, Investment
Age 64                                   since          Management; Senior Investment
                                         Inception      Officer and Director of Wright and
                                                        Winthrop; Vice President of 9 funds
                                                        managed by Wrigt
-----------------------------------------------------------------------------------------------------------------------------------

A.M. Moody, III          Vice President  Vice President Senior Vice President of Wright and
Age 66                                   since          Winthrop; President of WISDI; Vice
                                         Inception      President of 9 funds managed by
                                                        Wright

-----------------------------------------------------------------------------------------------------------------------------------

James L. O'Connor        Treasurer       Treasurer      Vice President of Eaton Vance Management;
Age 57                                   since          Administrator for the fund, Officer of  9 funds
                                         Inception      managed  by  Wright  and 112  funds   managed  by
                                                        Eaton  Vance  Management and its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------

CATHOLIC ADVISORY BOARD

Thomas P. Melady         Chairman of     since          Former U.S. Ambassador to Burundi                       1
Age 76                   Advisory        Inception      and to the Holy See, President Emeritus
                         Board                          of Sacred Heart University

-----------------------------------------------------------------------------------------------------------------------------------

Margaret M. Heckler                      since          Eight term Congresswoman from the                        1         Director,
Age 71                                   Inception      Massachusetts 10th District, former Secretary                      Allied
                                                        of the Department of Health and Human                              Irish
                                                        Services, former Ambassador to Ireland.                            Bank
----------------------------------------------------------------------------------------------------------------------------------

Timothy J. May                           since          Senior Partner, Patton Bogs, L.L.P.                      1
Age 70                                   May, 1998      (law firm)

-----------------------------------------------------------------------------------------------------------------------------------

Walter R. Miller                         since          Executive Director, Wright                                1    Executive
Age 67                                   June 2001                                                                  Director, Wright

-----------------------------------------------------------------------------------------------------------------------------------

Alfred E. Smith IV                       since          Managing Director, Hunter Specialists, LLC.                1      Director,
Age 51                                   June 2001      (floor traders)                                                    Mutual
                                                                                                                         of America

-----------------------------------------------------------------------------------------------------------------------------------

William A. Wilson                        since          Former (and first) U.S. Ambassador                          1
Age 87                                   Inception      to the Holy See.

-----------------------------------------------------------------------------------------------------------------------------------

                         Wright Managed Investment Funds
                         Wright Investors Service, Inc.
                  Wright Investors' Service Distributors, Inc.
                             Eaton Vance Management

                                 PRIVACY POLICY
                              -------------------

Wright is committed to ensuring your financial privacy. Each of the above financial institutions has the following policy in effect with respect to nonpublic personal information about its customers:

  o The only such information we collect is information received from customers, through application forms or otherwise, and information which we necessarily receive in connection with your Wright fund transactions.

  o We will not disclose this information to anyone except as required or permitted by law. Such disclosure includes that made to other companies such as transfer agents and their employees and to our employees, in each case as necessary to service your account.

  o We have adopted policies and procedures (including physical, electronic and procedural safeguards) that are designed to protect the confidentiality of this information.

For more information about Wright's privacy policies please feel free to call 1-800-888-9471.

CATHOLIC VALUES INVESTMENT TRUST
ANNUAL REPORT

CATHOLIC ADVISORY BOARD
Alfred E. Smith IV, Chairman
Margaret M. Heckler
Timothy J. May
Thomas P. Melady
Walter R. Miller
William A. Wilson

INVESTMENT ADVISER
Wright Investors' Service
440 Wheelers Farms Road
Milford, Connecticut 06460

ADMINISTRATOR
Eaton Vance Management
255 State Street
Boston, Massachusetts 02109

PRINCIPAL UNDERWRITER
Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road
Milford, Connecticut 06460
(800) 888-9471
e-mail: funds@wrightinvestors.com

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Shareholder Services, LLC
Two Portland Square
Portland, ME 04101

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.